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Exhibit 10.34

The First Marblehead Corporation
Incentive Stock Option Agreement
Granted Under 2003 Stock Incentive Plan

1.     Grant of Option.

        This agreement evidences the grant by The First Marblehead Corporation, a Delaware corporation (the "Company"), on            , 200            (the "Grant Date") to                        , an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2003 Stock Incentive Plan (the "Plan"), a total of                        shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $                              per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on            (the "Final Exercise Date").

        It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated the reunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     Vesting Schedule.

        This option will become exercisable ("vest") as to    % of the original number of Shares on                                    and as to an additional    % of the original number of Shares on                                    until                                     . If the Participant's employment with the Company terminates because the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code), then this Option shall become exercisable in full. If the Participant's employment with the Company is terminated by the Company for a reason other than "Cause" (as defined in the following sentence), then the number of Shares for which the Option shall become exercisable shall be determined as though the Participant's employment had terminated on the anniversary of the Grant Date that next follows the date of actual termination. For purposes of this Section 2, "Cause" shall mean unsatisfactory job performance (as determined by the Company), willful misconduct, fraud, gross negligence, disobedience or dishonesty.

        The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.     Exercise of Option.

        (a)    Form of Exercise.    Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

        (b)    Continuous Relationship with the Company Required.    Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

        (c)    Termination of Relationship with the Company.    If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d), (e), and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

        (d)    Exercise Period Upon Death.    If the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (f) below, this option shall be exercisable, within the period of one year following the date of death of the Participant, by an authorized transferee, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death, and further provided that this option shall not be exercisable after the Final Exercise Date.

        (e)    Exercise Period Upon Disability.    If the Participant becomes disabled prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (f) below, this option shall be exercisable until the Final Exercise Date, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

        (f)    Discharge for Cause.    If the Participant, prior to the Final Exercise Date, is discharged by the Company for "Cause" (as defined in the following sentence), the right to exercise this option shall terminate immediately upon the effective date of such discharge. For purposes of this Section 3(f), "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.     Vesting upon Reorganization Event.

        (a)    Option Not Assumed.    If a Reorganization Event (as defined in the Plan) occurs and this Option is not assumed (as defined in the Plan) by the acquiring or succeeding corporation (or an affiliate thereof), this Option shall become exercisable in full beginning ten business days before the date of consummation of the Reorganization Event and shall terminate immediately before such date of consummation; provided, however, in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then this Option shall terminate upon consummation of such Reorganization Event and the Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject this Option (whether or not then exercisable), exceeds (B) the aggregate exercise price of this Option.

        (b)    Option Assumed.    If a Reorganization Event (as defined in the Plan) occurs and this Option is assumed (as defined in the Plan) by the acquiring or succeeding corporation (or an affiliate thereof), this Option (as so assumed) shall continue to become exercisable in accordance with the original vesting schedule set forth in this Option and this Option (as so assumed) shall become immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Reorganization Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason (as defined below) by the Participant or is terminated without Cause (as defined below) by the Company or the acquiring or succeeding corporation.

        (c)    Definitions.    For purposes of this Section 4, (i) "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after such Reorganization Event or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event and (ii) "Cause" shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company.

5.     Tax Matters.

        (a)    Withholding.    No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

        (b)    Disqualifying Disposition.    If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

6.     Nontransferability of Option.

        This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.     Provisions of the Plan.

        This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

        IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

The First Marblehead Corporation
Dated:	By:	Name: Title:

PARTICIPANT'S ACCEPTANCE

        The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2003 Stock Incentive Plan.

PARTICIPANT:

Address:

Exhibit A

NOTICE OF STOCK OPTION EXERCISE

                      Date:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, MA 02199-8157

Attention: Treasurer

Dear Sir or Madam:

        I am the holder of                        Stock Option granted to me under The First Marblehead Corporation (the "Company") 2003 Stock Incentive Plan on                        for the purchase of                         shares of Common Stock of the Company at a purchase price of $                        per share.

        I hereby exercise my option to purchase                        shares of Common Stock (the "Shares"), for which I have enclosed                        in the amount of            . Please register my stock certificate as follows:

Name(s):

Address:
Tax I.D. #:

Very truly yours,

(Signature)

The First Marblehead Corporation
Nonstatutory Stock Option Agreement
Granted Under 2003 Stock Incentive Plan

1.     Grant of Option.

        This agreement evidences the grant by The First Marblehead Corporation, a Delaware corporation (the "Company"), on            , 200            (the "Grant Date") to                        , an [employee], [consultant], [director] of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2003 Stock Incentive Plan (the "Plan"), a total of                        shares (the "Shares") of common stock, $.01 par value per share, of the Company ("Common Stock") at $                              per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on            (the "Final Exercise Date").

        It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.     Vesting Schedule.

        This option will become exercisable ("vest") as to    % of the original number of Shares on                                    and as to an additional      % of the original number of Shares at the end of each successive                    period following                                    until                                     .

        The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.     Exercise of Option.

        (a)    Form of Exercise.    Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

        (b)    Continuous Relationship with the Company Required.    Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an "Eligible Participant").

        (c)    Termination of Relationship with the Company.    If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

        (d)    Exercise Period Upon Death or Disability.    If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

        (e)    Discharge for Cause.    If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.     Withholding.

        No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.     Nontransferability of Option.

        This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.     Provisions of the Plan.

        This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

        IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

The First Marblehead Corporation
Dated:	By:	Name: Title:

2

PARTICIPANT'S ACCEPTANCE

        The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2003 Stock Incentive Plan. Exhibit A

PARTICIPANT:

Address:

3

Exhibit A

NOTICE OF STOCK OPTION EXERCISE

                      Date:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, MA 02199-8157

        Attention: Treasurer

        Dear Sir or Madam:

        I am the holder of                        Stock Option granted to me under The First Marblehead Corporation (the "Company") 2003 Stock Incentive Plan on                        for the purchase of                         shares of Common Stock of the Company at a purchase price of $                        per share.

        I hereby exercise my option to purchase                        shares of Common Stock (the "Shares"), for which I have enclosed                        in the amount of            . Please register my stock certificate as follows:

Name(s):

Address:
Tax I.D. #:

Very truly yours,

(Signature)

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  Exhibit 10.34